UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of the Report:  February 16, 2006

Commission file number 0-16182

AXSYS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	11-1962029
(State or other jurisdiction of incorporation or organization)	I.R.S Employer Identification Number

175 Capital Boulevard, Suite 103 Rocky Hill, Connecticut	06067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 257-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 15, 2006, Axsys Technologies, Inc. entered into a Purchase and Sale Agreement (Agreement) with Teradyne, Inc. to purchase a 78,000 square feet building located in Nashua, New Hampshire for $3,825,000. This transaction is expected to close on May 3, 2006. The foregoing description of the Agreement is not meant to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed with this Report as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

Exhibit 99.1            Purchase and Sale Agreement dated February 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 16, 2006

AXSYS TECHNOLOGIES, INC.
(Registrant)

	By:	/s/ David A. Almeida
David A. Almeida
Chief Financial Officer

AXSYS TECHNOLOGIES, INC. • 175 CAPITAL BOULEVARD • SUITE 103 • ROCKY HILL, CT 06067
860.257.0200 • FAX: 860.594-5750 • web: www.axsys.com

Exhibit Index

Exhibit No.	Description

99.1	Purchase and Sale Agreement dated February 16, 2006